Exhibit 99.1

The Arena Group Receives Notice Accepting Plan to Regain Compliance with

Continued Listing Standards

NEW YORK – December 26, 2024 – The Arena Group Holdings, Inc. (NYSE American: AREN) (“Arena”), a technology platform and media company home to hundreds of media brands, including TheStreet, Parade Media (“Parade”), Men’s Journal, Surfer, Powder and Athlon Sports, was notified by NYSE American LLC (“NYSE American”) that the Company’s plan to regain compliance with NYSE American’s continued listing standards had been accepted.

The Company was required to submit a plan to NYSE American by November 1, 2024 addressing how it intends to regain compliance with Sections 1003(a)(i), 1003(a)(ii) and 1003(a)(iii) of the Company Guide by April 2, 2026. The Company submitted a plan prior to the deadline. On December 20, 2024, the Company received notice from NYSE American that it had accepted the Company’s plan and granted a plan period through April 2, 2026. During the plan period, the Company will be subject to quarterly monitoring for compliance with the plan. If the Company does not regain compliance with NYSE American’s listing standards by April 2, 2026, or if the Company does not make progress consistent with its plan, then NYSE American may initiate delisting proceedings.

The Company intends to regain compliance within the prescribed plan period. The Company’s receipt of the notification from NYSE American accepting the compliance plan has no immediate effect on the listing or trading of the Company’s common stock on the NYSE American, nor does it affect the Company’s business operations or its reporting requirements with the U.S. Securities and Exchange Commission.

About The Arena Group

The Arena Group (NYSE American: AREN) is an innovative technology platform and media company with a proven cutting-edge playbook that transforms media brands. Our unified technology platform empowers creators and publishers with tools to publish and monetize their content, while also leveraging quality journalism of anchor brands like TheStreet, Parade, Men’s Journal and Athlon Sports to build their businesses. The company aggregates content across a diverse portfolio of brands, reaching over 100 million users monthly. Visit us at thearenagroup.net and discover how we are revolutionizing the world of digital media.

Forward-Looking Statements

This Press Release of The Arena Group Holdings, Inc. (the “Company,” “we,” “our,” and “us”) contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements relate to future events or future performance and include, without limitation, statements concerning our business strategy, future revenues, cost reductions, market growth, capital requirements, product introductions, expansion plans and the adequacy of our funding and our ability to alleviate the conditions that raise substantial doubt about our ability to continue as a going concern (as disclosed in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 filed with the SEC on November 14, 2024). Other statements contained in this Press Release that are not historical facts are also forward-looking statements. We have tried, wherever possible, to identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and other stylistic variants denoting forward-looking statements.

We caution investors that any forward-looking statements presented in this Press Release, or that we may make orally or in writing from time to time, are based on information currently available, as well as our beliefs and assumptions. The actual outcome related to forward-looking statements will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control or ability to predict. Although we believe that our assumptions are reasonable, they are not guarantees of future performance, and some will inevitably prove to be incorrect. As a result, our actual future results can be expected to differ from our expectations, and those differences may be material. Accordingly, investors should use caution in relying on forward-looking statements, which are based only on known results and trends at the time they are made, to anticipate future results or trends. We detail other risks in our public filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A, Risk Factors, in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 1, 2024 and in Part II, Item 1A, Risk Factors, in Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 filed with the SEC on November 14, 2024. The discussion in this Press Release should be read in conjunction with the condensed consolidated financial statements and notes thereto included in Part I, Item 1 of our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 and our consolidated financial statements and notes thereto included in Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2023.

This press release and all subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date of this Press Release except as may be required by law.